Condensed Balance Sheets $ in Thousands	Sep. 30, 2019 USD ($)
CURRENT ASSETS:
Cash and cash equivalents	$ 13,065
Prepaid expenses and other current assets	4,080
Investments	19,889
Total current assets	37,034
Other assets	230
TOTAL ASSETS	37,264
CURRENT LIABILITIES:
Accounts payable	1,688
Accrued expenses and other current liabilities	4,829
Total current liabilities	6,517
Total liabilities	6,517
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, $0.0001 par value; 100,000,000 and 20,441,982 shares authorized as of September 30, 2019 and December 31, 2018, respectively; 17,134,190 shares and 5,513,531 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	1
Additional paid-in capital	79,872
Accumulated other comprehensive loss	11
Accumulated deficit	(49,137)
Total stockholders' equity (deficit)	30,747
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$ 37,264